SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-KA

                                 CURRENT REPORT



                     Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       March 14, 1997
                                                       --------------


                           SPECTRUM LABORATORIES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



        California                       0-9478                  95-3557359
-------------------------------      ----------------        ------------------
(State or other jurisdiction of      (Commission File           (IRS Employer
incorporation or organization)           Number)             Identification No.)

   23022 La Cadena Drive, Laguna Hills, California                 92653
   -----------------------------------------------              ----------
      (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:  (714) 581-3880
                                                     --------------

            Not  Applicable
            ---------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

         The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its current report dated November 15, 1996 on Form 8-K as set forth in the following pages attached hereto.

(a)      Financial Statements of Spectrum Laboratories, Inc., and Cellco, Inc.

         (1) The audited Financial Statements of Cellco, Inc., as of December 31, 1994 and 1995 and each of the two years in the period ended December 31, 1995. Also, the audited financial statements of Cellco, Inc. as of September 30, 1996 and nine months ended September 30, 1996, and September 30, 1995.

         (2) The audited financial statements of Spectrum Laboratories, Inc. as of December 31, 1995 and the years ended December 31, 1995 and December 31, 1994 incorporated by reference from the company's 10-KSB for the year ended December 31, 1995.

         (3) The unaudited financial statements of Spectrum Laboratories, Inc. as of September 30, 1996 and the nine month periods ended September 30, 1996 and September 30, 1995 incorporated by reference from the company's 10-QSB for the nine months ended September 30, 1996.

(b) Pro forma financial information of Spectrum Laboratories, Inc. and Cellco, Inc.

         (1) The pro forma combined unaudited Financial Statements at September 30, 1996, the nine months ended September 30, 1996, and the year ended December 31, 1995.

                Pro Forma Unaudited Combined Financial Statements

The pro forma unaudited Combined Balance Sheet presents the combined financial position of Spectrum Laboratories, Inc. ("the Company") and Cellco, Inc. ("Cellco") as if the acquisition had occurred on September 30, 1996, and the pro forma Combined Statement of Operations for the year ended December 31, 1995 and the nine months ended September 30, 1996 as if the acquisition occurred on January 1, 1995.

The pro forma unaudited combined financial statements have been prepared for comparative purposes and are based upon the historic financial statements of the Company and Cellco. The pro forma unaudited combined financial statements do not purport to be indicative of the results which would actually have been obtained if the acquisition has been effected on the dates indicated nor are they necessarily indicative of the results of operation that may be achieved in the future. The pro forma financial statements should be read in conjunction with the historical financial statements of the Company and Cellco included herein and incorporated by reference.

                                                     Spectrum Laboratories, Inc.
                                             Pro Forma Unaudited Combined Balance Sheet
                                                         September 30, 1996

                                                              Cellco, Inc.         SLI, Inc.                          Combined
                                                           September 30, 1996  September 30, 1996   Adjustments   September 30, 1996
                                                           ------------------  ------------------   -----------   ------------------
Assets
Current Assets:
       Cash                                                   $     23,675       $    908,536       $       --         $    932,211
       Accounts receivable-trade                                   142,214          1,213,702               --            1,355,916
       Accounts receivable-related parties                            --              184,870               --              184,870
       Inventories                                                 286,167          1,157,370               --            1,443,537
       Prepaid expenses and other current                             --                 --                 --                 --
             assets                                                 48,104             35,192               --               83,296
       Deferred income taxes                                          --              377,185               --              377,185
                                                              ------------       ------------       ------------       ------------
             Total current assets                                  500,160          3,876,855               --            4,377,015

Equipment and leasehold improvements, net                          254,772            898,157               --            1,152,929
Goodwill                                                              --            3,052,971             54,501          3,107,472
Other Assets                                                        18,475             24,813             97,500            140,788
                                                              ------------       ------------       ------------       ------------
Total Assets                                                  $    773,407       $  7,852,796       $    152,001       $  8,778,204
                                                              ============       ============       ============       ============

Liabilities and shareholder's equity
Current liabilities:
       Accounts payable-trade                                 $    309,827       $    402,873       $     85,000       $    797,700
       Accrued liabilities                                         175,083            362,032            (75,000)           462,115
       Current portion, long term debt                              92,773            357,144               --              449,917
       Current Notes Payable                                          --              486,574               --              486,574
       Due to Related Party                                           --              138,871               --              138,871
       Income tax payable                                             --               30,379               --               30,379
       Other Current Liabilities                                      --              134,973               --              134,973
                                                              ------------       ------------       ------------       ------------
             Total Current liabilities                             577,683          1,912,846             10,000          2,500,529

Other liabilities:
       Long Term Obligations Related Parties                          --            1,305,500               --            1,305,500
       Other Long Term Liabilities                                    --              192,449               --              192,449
       Long Term Obligations                                        97,422          1,704,760               --            1,802,182
                                                              ------------       ------------       ------------       ------------
Total Liabilities                                                  675,105          5,115,555             10,000          5,800,660

Redeemable preferred stock                                       7,897,241               --           (7,897,241)              --

Minority Interest                                                     --               16,368          2,000,000          2,016,368

Shareholders' equity:
       Common stock, no par value                                    8,986            125,124             (8,986)           125,124
       Additional paid in capital                               10,420,927          5,237,848        (10,420,927)         5,237,848
       Retained earnings, (accumulated deficit)                (18,228,852)        (2,634,954)        16,469,155         (4,394,651)
       Unrealized gain on investment securities                       --               (7,145)              --               (7,145)
                                                              ------------       ------------       ------------       ------------
       Total shareholders' equity                             $ (7,798,939)      $  2,720,873       $  6,039,242       $    961,176
                                                              ------------       ------------       ------------       ------------
Total liabilities and shareholders' equity                    $    773,407       $  7,852,796       $    152,001       $  8,778,204
                                                              ============       ============       ============       ============


                                                     Spectrum Laboratories, Inc.
                                        Pro Forma Unaudited Combined Statements of Operations
                                                Nine Months Ended September 30, 1996

                                                         Cellco, Inc.              SLI, Inc.                         Consolidated
                                                      September 30, 1996     September 30, 1996     Adjustments   September 30, 1996
                                                      ------------------     ------------------     -----------   ------------------

Net Sales                                                  $    873,198        $  6,509,014        $       --       $  7,382,212
                                                           ------------        ------------        ------------     ------------
Costs and expenses:
       Cost of sales                                            353,794           3,874,671                --          4,228,465
       Selling expenses                                         256,845           1,028,918                --          1,285,763
       General and administrative expenses                      802,369             874,635              25,584        1,702,588
       Research and development expenses                        392,032             258,673                --            650,705
       Other Income/Expense                                      (6,078)            232,584                --            226,506
                                                           ------------        ------------        ------------     ------------
              Total costs and expenses                        1,798,962           6,269,481              25,584        8,094,027

Income (loss) before income taxes and
       minority interest                                       (925,764)            239,533             (25,584)        (711,815)

Minority interest                                                  --                25,891                --             25,891
                                                           ------------        ------------        ------------     ------------
Net income (loss)                                          $   (925,764)       $    213,642        $    (25,584)    $   (737,706)
                                                           ============        ============        ============     ============
Net income (loss) per share                                                            0.02                                (0.06)
                                                                               ============                         ============
Average number of common and common
       equivalent shares                                                         12,900,000                           12,900,000
                                                                               ============                         ============


                                                     Spectrum Laboratories, Inc.
                                       Pro Forma Unadudited Combined Statements of Operations
                                                    Year Ended December 31, 1995


                                                          Cellco, Inc.           SLI, Inc.                              Combined
                                                       September 30, 1995   September 30, 1995      Adjustments   September 30, 1995
                                                       ------------------   ------------------      -----------   ------------------
Net Sales                                                  $    950,782        $  6,478,299                --          $  7,429,081
                                                           ------------        ------------        ------------        ------------
Costs and expenses:
       Cost of sales                                            379,338           4,406,556                --             4,785,894
       Selling expenses                                         443,457             952,577                --             1,396,034
       General and administrative expenses                    1,535,297             902,653              34,113           2,472,063
       Research and development expenses                      1,486,687             186,078                --             1,672,765
       Other Income/Expense                                     (63,473)            121,853                --                58,380
                                                           ------------        ------------        ------------        ------------
              Total costs and expenses                        3,781,306           6,569,717              34,113          10,385,136
                                                           ------------        ------------        ------------        ------------
Loss before income taxes and
       minority interest                                     (2,830,524)            (91,418)            (34,113)         (2,956,055)

Minority interest                                                  --               139,848                --               139,848
                                                           ------------        ------------        ------------        ------------
Loss before income taxes                                     (2,830,524)           (231,266)            (34,113)         (3,095,903)

Provision for income taxes                                         --                38,086                --                38,086
                                                           ------------        ------------        ------------        ------------
Net loss
                                                           $ (2,830,524)       $   (269,352)       $    (34,113)       $ (3,133,989)
Net loss per share                                          ===========         ===========         ===========        ============

Average number of common and common                                            $      (0.05)                           $      (0.63)
       equivalent shares                                                       ============                            ============

                                                                                  5,014,328                               5,014,328
                                                                               ============                            ============


NOTES TO PRO FORMA UNAUDITED COMBINED FINANCIAL STATEMENTS

1. On October 1, 1996, SLI Acquisition Corp. ("SLI"), a wholly owned subsidiary of Spectrum Laboratories, Inc. (the "Company") entered into an Assets Purchase Agreement with Cellco, Incorporated, a Delaware Corporation ("Cellco"). Pursuant to the Agreement, the Company invested $500,000, $250,000 in cash at closing and $250,000 by executing and delivering a promissory note due April 1, 1997. The Agreement provides that the preferred shareholder of SLI have the right to put their stock to SLI at any time for from October 1, 2000 to September 30, 2001 for a purchase price of $2,000,000. The Preferred Shareholders of SLI also have the right to exchange their shares for 7 to 10 percent of the combined company in the event Company is combined with SLI and Spectrum Medical Industries and the combined completes an underwritten offering. The closing occurred on January 17, 1997 after Cellco entered into a new agreement with its landlord. Substantially all of the assets are associated with Cellco's lab products and cellular therapy business and operating control of the business was taken over by the Company on October 1, 1996. The assets were acquired in exchange for 10,000 shares of SLI preferred stock with a value of $2,000,000.

         The acquisition was accounted for as a purchase and the purchase price of $2,085,000 was allocated to $173,302 of net assets acquired, $150,000 to developed technology, $1,700,000 to in-process research and development expenses and $61,698 to goodwill.

         In accordance with FASB Interpretation No. 4, the Company is required to write-off the amount allocated to in-process research and development acquired in the acquisition of $1,700,000. This write-off will be reflected in the period in which the Acquisition is consummated and has not been reflected in the Pro Forma Consolidated Statements of Operations, but is reflected in the Pro Forma Consolidated Balance Sheet.

         The pro forma adjustments to the accompanying financial statements are as follows:

         (A) To allocate the excess purchase price to developed technology of $150,000 and goodwill of $61,698, the recording of the costs of the merger of $85,000, and record the value of the SLI preferred stock of $2,000,000 as a minority interest.

         (B) To eliminate the equity of Cellco and record the effect of the write-off in process research and development expenses of $1,700,000 as part of the purchase price allocation.

         (C) To record amortization expense for developed technology and goodwill as if the acquisition to place on January 1, 1995.